                           TREASURY INTERNATIONAL, INC.                   99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In Connection with the quarterly report of Treasury International, Inc. (the "Company") on Form 10-QSB for the period ending October 31 ,2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dale Doner, President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








                             /s/ Dale Doner
                             --------------------------------
                             Dale Doner
                             President
                             Treasury International, Inc.

                             December 18, 2002